SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2005

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-21031	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

EXHIBIT 99.3

EXHIBIT 99.4

Item 1.01	Entry Into a Material Definitive Agreement.

On July 6, 2005, QuadraMed Corporation (the “Company”) settled its previously disclosed litigation with James D. Durham, its former Chief Executive Officer. Under the terms of the Settlement Agreement and General Release (“Settlement Agreement”) between the Company and Mr. Durham, the Company will make an immediate cash payment of approximately $3.6 million to Mr. Durham and will issue a Negotiable Promissory Note (the “Note”) to Mr. Durham in the principal amount of $1.4 million. The timing of payments under the Note is linked to the Company’s realization of amounts invested in a split-dollar insurance arrangement (the “Split -Dollar Policy”) with Mr. Durham. The immediate payment of $3.6 million will be funded principally by the liquidation of certain assets earmarked for such purpose. The Company’s obligations under the Note are secured by a collateral assignment of the Company’s rights under the Split-Dollar Policy and certain related agreements (the “Security Agreement”). The Settlement Agreement includes various releases from both parties.

On July 7, 2005, the Company issued a press release announcing the settlement of this litigation (the “Press Release”). Copies of the Settlement Agreement, Note, Security Agreement and Press Release are furnished as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference to this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibit

Exhibit 99.1	Settlement Agreement, dated July 6, 2005.
Exhibit 99.2	Negotiable Promissory Note, dated July 6, 2005.
Exhibit 99.3	Security Agreement, dated July 6, 2005.
Exhibit 99.4	QuadraMed Corporation Press Release, dated July 7, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 8, 2005

QuadraMed Corporation

/s/ John C. Wright
John C. Wright
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Settlement Agreement, dated July 6, 2005.
Exhibit 99.2	Negotiable Promissory Note, dated July 6, 2005.
Exhibit 99.3	Security Agreement, dated July 6, 2005.
Exhibit 99.4	QuadraMed Corporation Press Release, dated July 7, 2005.